EXHIBIT 99.2

[FORD LOGO] NEWS



 Contact:   Media Inquiries     Institutional Investors   Stockholder Inquiries
            Christian Vinyard   Mike Holland              (800) 555-5259 or
            (313) 322-3428      (313) 323-8221            (313) 845-8540



FOR RELEASE AT 7 A.M. (EASTERN DAYLIGHT)

FORD EARNS RECORD $2.5 BILLION IN SECOND QUARTER;
FORD 2000 DRIVES FURTHER AUTOMOTIVE IMPROVEMENT

DEARBORN, Mich., July 16, 1997 - Ford Motor Company's continuing drive to transform its worldwide automotive business has led to improved overall results and an all-time earnings record in the second quarter.

Earnings for the second quarter of 1997 were $2.53 billion, or $2.06 per fully diluted share of common and Class B stock, up 33 percent from the $1.903 billion, or $1.56 a share, earned in the second quarter of 1996.

"Today's results come from several years of very tough work. Thanks to great teamwork, our strategy is continuing to pay off," said Chairman and Chief Executive Officer Alex Trotman. "The entire Ford team - which includes our dealers and our suppliers - should be proud of what we're accomplishing. We're all encouraged, but we're not letting up one bit."

Second-quarter results include a net one-time gain of $100 million, or eight cents a share. The net gain reflects a gain from the initial public offering of The Hertz Corporation that is offset partially by charges associated with realignments of manufacturing capacity and the sale of Ford's heavy truck business.

<Page 2>

AUTOMOTIVE OPERATIONS EARN A RECORD $1.7 BILLION
Net income from worldwide automotive operations was a record $1.735 billion in the second quarter, up from $1.108 billion in the second quarter of 1996, and the fifth consecutive quarter of improved earnings, compared with the year-ago period. "An essential element of our balanced strategy is to reduce total automotive operating costs, while, at the same time, introducing new high-quality products," Trotman said.

By the end of 1997, Ford will have introduced eight all-new or substantially redesigned cars and trucks, including ZX2, Contour SVT, Ranger and F-250/350 pick-ups, and the Lincoln Navigator, Town Car and Continental in North America and Puma in Europe.

Automotive earnings include one-time charges of $169 million for manufacturing realignments and the sale of Ford's heavy truck business to Freightliner.

"We're pleased to see automotive earnings continuing to improve," Trotman said. "Teamwork, popular products, and putting customers first are responsible for the progress we're making. Profits provide only one among many indicators that tell us how well we're doing. But the continuing gains in quality, product value and safety are what customers appreciate most."

J. D. Power and Associates' 1997 Initial Quality Survey showed that Ford's U.S. quality rose 28 percent, the most for any manufacturer. J. D. Power also ranked the Atlanta Assembly Plant, which builds Taurus and Sable, as equal to the best in the world for initial quality. In frontal crash tests conducted by the National Highway Traffic Safety Administration, Ford earned more top safety ratings than all other manufacturers combined.

<Page 3>

In addition, the 1997 Harbour Report found that Ford leads in U.S. productivity in eight of 12 assembly plant segments and has two of the top ten car assembly plants and five of the top ten truck assembly plants.

U.S. automotive operations earned a record $1.192 billion, up from $697 million a year ago, reflecting lower total costs adjusted for volume, improving quality, sales momentum of new products and a steady economy.

Outside the U.S., automotive operations earned $543 million, compared with $411 million from a year ago.

In Europe, Ford earned $157 million, down $39 million from a year ago. "We've worked hard to broaden our strong product line-up and reduce costs, but the market in Europe remains tough for everyone," Trotman said. "Assuming economic stability continues, we're on track to improve our results in Europe for the full year, but we know more actions will be needed to achieve our long-term objectives."

In South America, Ford earned $25 million, compared with a loss of $69 million a year ago. "A strong automotive industry in Brazil and Argentina, growing customer demand for Ford products and cost efficiencies all are contributing to the improvement," Trotman said. "As we rebuild our business in the region, our focus on the fundamentals is resulting in faster progress than we first thought."

In other markets, Ford earned $361 million, including strong results from Australia, Canada and Mexico.

<Page 4>

FINANCIAL SERVICES ADD $795 MILLION
Ford's financial services businesses earned $795 million, equal to last year. Both periods included non-recurring items; excluding these, results were down $37 million.

"Overall, our financial services businesses continue to provide strong and consistent profits to our bottom line, including record earnings from both The Associates and Hertz," Trotman noted.

This year, results include a one-time gain of $269 million related to the initial public offering (IPO) of 19.1 percent of Hertz. In 1996, results included a net one-time gain of $232 million, reflecting gains from the IPO of The Associates and the sale of some assets of USL Capital that were offset partially by a write-down of debt and preferred shares of Budget Rent a Car. Last year's results also included record earnings of $41 million from USL Capital; essentially, the remainder of USL Capital's assets were sold later in 1996.

Ford Credit earned $279 million, down from $376 million a year ago. The decline stems from increased credit losses and higher depreciation expenses on leased vehicles, reflecting industry trends.

The Associates set a quarterly record of $245 million, compared with $200 million last year. Ford's share of The Associates second-quarter 1997 earnings was $197 million.

Hertz reported record second-quarter earnings of $54 million, compared with $40 million in the second quarter of 1996. Ford's share of Hertz' second-quarter earnings was $45 million.

                                     # # #

<Page 5>

               SUMMARY OF SECOND QUARTER 1997 COMPARED WITH 1996

OVERVIEW
- Total earnings were $2.5 billion, compared with $1.9 billion in the second quarter of 1996. The results include a net one-time gain of $100 million consisting of a gain from the initial public offering of The Hertz Corporation that was offset partially by charges for realignments of manufacturing capacity and the sale of Ford's heavy truck business.
-    Fully diluted earnings per share were $2.06, compared with $1.56.
-    Worldwide sales and revenues were $40.3 billion, compared with $39 billion.
-    Stockholders' equity was $29.1 billion, compared with $25.8 billion.

AUTOMOTIVE
- Net income from worldwide automotive operations was $1.7 billion, compared with $1.1 billion.
- Net income from U.S. automotive operations was $1.2 billion, compared with $697 million.
- Net income from automotive operations outside the U.S. was $543 million, compared with $411 million.
- Worldwide return on sales was 5.3 percent. In the U.S., return on sales was 5.5 percent.
-    Worldwide vehicle unit sales were 1,879,000, compared with 1,810,000.
-    Combined car and truck share in the U.S. was 25.6 percent, compared with
     24.8 percent.
- Combined car and truck share in Europe was 11.6 percent, compared with 12 percent.

FINANCIAL SERVICES
-    Financial services earned $795 million, equal to last year.
-    Ford Credit earned $279 million, compared with $376 million.
-    The Associates earned a record $245 million, compared with $200 million.
-    Hertz earned a record $54 million, compared with $40 million.

AUTOMOTIVE BALANCE SHEET
-    Net cash was $9.9 billion, compared with $8.4 billion.
- Cash and marketable securities were $18.2 billion, compared with $15.2 billion.
-    Debt was $8.3 billion, compared with $6.8 billion.
-    Capital spending was $1.9 billion, compared with $1.8 billion.

<Page 6>
                      Ford Motor Company and Subsidiaries

                                   HIGHLIGHTS




                                                Second Quarter                 First Half
                                             ---------------------          -------------------
                                                1997        1996              1997       1996
                                             ---------   ---------          --------   --------
                                                 (unaudited)                    (unaudited)
Worldwide vehicle unit sales of
 cars and trucks (in thousands)
- United States                                  1,110       1,067             2,089      2,007
- Outside United States                            769         743             1,471      1,441
                                               -------     -------           -------    -------
     Total                                       1,879       1,810             3,560      3,448
                                               =======     =======           =======    =======
Sales and revenues (in millions)
- Automotive                                   $32,805     $31,762           $61,730    $60,059
- Financial Services                             7,460       7,211            14,737     14,139
                                               -------     -------           -------    -------
     Total                                     $40,265     $38,973           $76,467    $74,198
                                               =======     =======           =======    =======
Net income (in millions)
- Automotive                                   $ 1,735     $ 1,108           $ 2,739    $ 1,250
- Financial Services                               795         795             1,260      1,306
                                               -------     -------           -------    -------
     Total                                     $ 2,530     $ 1,903           $ 3,999    $ 2,556
                                               =======     =======           =======    =======
Capital expenditures (in millions)
- Automotive                                   $ 1,872     $ 1,779           $ 3,485    $ 3,568
- Financial Services                               140          87               266        200
                                               -------     -------           -------    -------
     Total                                     $ 2,012     $ 1,866           $ 3,751    $ 3,768
                                               =======     =======           =======    =======
Automotive capital expenditures as a
 percentage of sales                               5.7%        5.6%              5.6%       5.9%

Stockholders' equity at June 30
- Total (in millions)                          $29,113     $25,840           $29,113    $25,840
- After-tax return on Common and
  Class B stockholders' equity                    36.5%       30.9%             29.5%      21.0%

Automotive cash and marketable
  securities at June 30 (in millions)          $18,184     $15,240           $18,184    $15,240

Automotive debt at June 30
(in millions)                                  $ 8,319     $ 6,828           $ 8,319    $ 6,828

After-tax return on sales
- U.S. Automotive                                  5.5%        3.5%              5.1%       2.0%
- Total Automotive                                 5.3         3.5               4.5        2.1

Shares of Common and Class B Stock
(in millions)
- Average number outstanding                     1,193       1,178             1,191      1,173
- Number outstanding at June 30                  1,194       1,182             1,194      1,182

AMOUNTS PER SHARE OF COMMON AND
  CLASS B STOCK AFTER PREFERRED
  STOCK DIVIDENDS
Income assuming full dilution
- Automotive                                   $  1.41     $  0.91           $  2.22    $  1.02
- Financial Services                              0.65        0.65              1.03       1.08
                                               -------     -------           -------    -------
     Total                                     $  2.06     $  1.56           $  3.25    $  2.10
                                               =======     =======           =======    =======
Cash dividends                                 $  0.42     $  0.35           $ 0.805    $  0.70

<Page 7>


                      Ford Motor Company and Subsidiaries

                               VEHICLE UNIT SALES

                  For the Periods Ended June 30, 1997 and 1996
                                 (in thousands)




                                                              Second Quarter                 First Half
                                                          ----------------------         ---------------------
                                                          1997            1996            1997            1996
                                                          ----            ----            ----            ----
                                                               (unaudited)                    (unaudited)
NORTH AMERICA
United States
  Cars                                                       439             463           806             841
  Trucks                                                     671             604         1,283           1,166
                                                        --------       ---------     ---------       ---------
     Total United States                                   1,110           1,067         2,089           2,007

Canada                                                        86              72           155             122
Mexico                                                        19              14            37              26
                                                        --------       ---------     ---------       ---------
     Total North America                                   1,215           1,153         2,281           2,155

EUROPE
Britain                                                      138             158           236             276
Germany                                                      108             128           223             246
Italy                                                         71              43           135              99
France                                                        40              54            76             105
Spain                                                         38              39            84              87
Other countries                                               85              85           182             169
                                                        --------       ---------     ---------       ---------
     Total Europe                                            480             507           936             982

OTHER INTERNATIONAL
Brazil                                                        77              46           130              93
Australia                                                     36              35            66              67
Argentina                                                     20              15            37              31
Taiwan                                                        17              21            42              52
Japan                                                         11              12            21              28
Other countries                                               23              21            47              40
                                                        --------       ---------     ---------       ---------
     Total other international                               184             150           343             311
                                                        --------       ---------     ---------       ---------
TOTAL WORLDWIDE VEHICLE UNIT SALES                         1,879           1,810         3,560           3,448
                                                        ========       =========     =========       =========

Vehicle unit sales are reported worldwide on a "where sold" basis and include sales of all Ford-badged units, as well as units manufactured by Ford and sold to other manufacturers

<Page 8>
                      Ford Motor Company and Subsidiaries

                        CONSOLIDATED STATEMENT OF INCOME

                  For the Periods Ended June 30, 1997 and 1996
                                 (in millions)

                                                                  Second Quarter                            First Half
                                                             -----------------------               -----------------------------
                                                               1997            1996                       1997           1996
                                                             --------       --------                    --------       ---------
                                                                   (unaudited)                               (unaudited)
AUTOMOTIVE
SALES                                                        $32,805          $ 31,762                  $ 61,730         $60,059
COSTS AND EXPENSES (Note 2)
Costs of sales                                                28,659            28,505                    54,342          55,015
Selling, administrative and other expenses                     1,702             1,633                     3,240           3,105
                                                             -------          --------                  --------         -------

 Total costs and expenses                                     30,361            30,138                    57,582          58,120

OPERATING INCOME                                               2,444             1,624                     4,148           1,939

Interest income                                                  300               217                       549             401
Interest expense                                                 206               210                       400             382
                                                             -------          --------                  --------         -------

 Net interest income                                              94                 7                       149              19
Equity in net income/(loss) of affiliated companies               79                77                       (65)             25
Net expense from transactions with
 Financial Services                                              (34)              (17)                      (53)
(37)
                                                             -------          --------                  --------         -------

INCOME BEFORE INCOME TAXES - AUTOMOTIVE                        2,583             1,691                     4,179           1,946

FINANCIAL SERVICES
REVENUES                                                       7,460             7,211                    14,737          14,139
COSTS AND EXPENSES
Interest expense                                               2,422             2,439                     4,778           4,860
Depreciation                                                   1,774             1,675                     3,539           3,366
Operating and other expenses                                   1,574             1,507                     3,074           2,935
Provision for credit and insurance losses                        794               610                     1,639           1,186
Write-down of investment in
  Budget Rent a Car Corporation                                    -               700                         -             700
                                                             -------          --------                  --------         -------

    Total costs and expenses                                   6,564             6,931                    13,030          13,047
Net revenue from transactions with Automotive                     34                17                        53              37
Gain on sale of Common Stock
  of a subsidiary (Note 3)                                       269               650                       269             650
                                                             -------          --------                  --------         -------

INCOME BEFORE INCOME TAXES - FINANCIAL SERVICES                1,199               947                     2,029           1,779
                                                             -------          --------                  --------         -------

TOTAL COMPANY
INCOME BEFORE INCOME TAXES                                     3,782             2,638                     6,208           3,725
Provision for income taxes                                     1,182               694                     2,080           1,107
                                                             -------          --------                  --------         -------

INCOME BEFORE MINORITY INTERESTS                               2,600             1,944                     4,128           2,618
Minority interests in net income of subsidiaries                  70                41                       129              62
                                                             -------          --------                  --------         -------

NET INCOME                                                   $ 2,530          $  1,903                   $ 3,999         $ 2,556
                                                             =======          ========                   =======         =======

Income attributable to Common and Class B Stock
 after preferred stock dividends                             $ 2,516          $  1,887                   $ 3,971         $ 2,521
Average number of shares of Common and Class B
 Stock outstanding                                             1,193             1,178                     1,191           1,173

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
INCOME                                                       $  2.11          $   1.60                   $  3.33         $  2.15
INCOME ASSUMING FULL DILUTION                                $  2.06          $   1.56                   $  3.25         $  2.10
CASH DIVIDENDS                                               $  0.42          $   0.35                   $ 0.805         $  0.70


The accompanying notes are part of the financial statements.

<Page 9>               Ford Motor Company and Subsidiaries

                           CONSOLIDATED BALANCE SHEET
                                 (in millions)

                                                                                   June 30,    December 31,
                                                                                     1997          1996
                                                                                  -----------  ------------
                                                                                  (unaudited)
ASSETS
AUTOMOTIVE
Cash and cash equivalents                                                         $    3,206   $     3,578
Marketable securities                                                                 14,978        11,836
                                                                                  ----------   -----------
   Total cash and marketable securities                                               18,184        15,414

Receivables                                                                            3,364         3,133
Inventories (Note 5)                                                                   6,136         6,656
Deferred income taxes                                                                  3,182         3,296
Other current assets                                                                   3,610         3,193
Net current receivable from Financial Services                                           190             0
                                                                                  ----------   -----------
   Total current assets                                                               34,666        31,692

Equity in net assets of affiliated companies                                           2,283         2,483
Net property                                                                          33,491        33,527
Deferred income taxes                                                                  4,267         4,429
Other assets                                                                           8,621         7,527
                                                                                  ----------   -----------
   Total Automotive assets                                                            83,328        79,658

FINANCIAL SERVICES
Cash and cash equivalents                                                              1,859         3,689
Investments in securities                                                              2,719         2,307
Net receivables and lease investments                                                168,319       161,906
Other assets                                                                          15,191        14,834
Net receivable from Automotive                                                             0           473
                                                                                  ----------   -----------
   Total Financial Services assets                                                   188,088       183,209
                                                                                  ----------   -----------
 TOTAL ASSETS                                                                     $  271,416   $   262,867
                                                                                  ==========   ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
AUTOMOTIVE
Trade payables                                                                    $   11,521   $    11,735
Other payables                                                                         2,435         2,206
Accrued liabilities                                                                   17,387        16,587
Income taxes payable                                                                   1,213           508
Debt payable within one year                                                           1,624         1,661
Net current payable to Financial Services                                                  0           473
                                                                                  ----------   -----------
   Total current liabilities                                                          34,180        33,170

Long-term debt                                                                         6,695         6,495
Other liabilities                                                                     27,960        26,793
Deferred income taxes                                                                  1,162         1,225
                                                                                  ----------   -----------
   Total Automotive liabilities                                                       69,997        67,683

FINANCIAL SERVICES
Payables                                                                               4,258         4,695
Debt                                                                                 155,531       150,205
Deferred income taxes                                                                  3,912         4,338
Other liabilities and deferred income                                                  7,736         8,504
Net payable to Automotive                                                                190             0
                                                                                  ----------   -----------
   Total Financial Services liabilities                                              171,627       167,742

Company-obligated mandatorily redeemable preferred securities of a subsidiary
 trust holding solely junior subordinated debentures of the Company (Note 6)             679           680

STOCKHOLDERS' EQUITY
Capital stock
  Preferred Stock, par value $1.00 per share (aggregate
    liquidation preference of $655 million and $694 million)                               *            *
  Common Stock, par value $1.00 per share (1,125 and 1,118 million shares issued)      1,125         1,118
  Class B Stock, par value $1.00 per share (71 million shares issued)                     71            71
Capital in excess of par value of stock                                                5,339         5,268
Foreign currency translation adjustments and other                                      (768)          (29)
Earnings retained for use in business                                                 23,346        20,334
                                                                                  ----------   -----------
   Total stockholders' equity                                                         29,113        26,762
                                                                                  ----------   -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $  271,416   $   262,867
                                                                                  ==========   ===========

------------
*Less than $1 million

The accompanying notes are part of the financial statements.

<Page 10>


                      Ford Motor Company and Subsidiaries

                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

                  For the Periods Ended June 30, 1997 and 1996
                                 (in millions)



                                                                   First Half 1997                  First Half 1996
                                                                --------------------------     ---------------------------
                                                                                 Financial                       Financial
                                                                Automotive       Services      Automotive        Services
                                                                ----------       --------      ----------        --------
                                                                       (unaudited)                     (unaudited)
CASH AND CASH EQUIVALENTS AT JANUARY 1                            $ 3,578         $ 3,689          $ 5,750         $ 2,690

Cash flows from operating activities before securities trading      7,675           5,559            8,497           6,236
Net (purchases)/sales of trading securities                        (3,142)           (309)          (2,085)           (242)
                                                                ---------        --------        ---------        --------
     Net cash flows from operating activities                       4,533           5,250            6,412           5,994

Cash flows from investing activities
 Capital expenditures                                              (3,485)           (266)          (3,568)           (200)
 Acquisitions of receivables and lease investments                      -         (58,064)               -         (57,024)
 Collections of receivables and lease investments                       -          43,026                -          39,628
 Net acquisitions of daily rental vehicles                              -          (1,329)               -          (1,946)
 Purchases of securities                                                0          (1,783)              (6)         (4,757)
 Sales and maturities of securities                                     0           2,167                7           4,327
 Proceeds from sales of receivables and lease investments               -           1,547                -           2,764
 Net investing activity with Financial Services                         7               -                9               -
 Other                                                                 35             (95)            (557)             96
                                                                ---------        --------        ---------        --------
     Net cash used in investing activities                         (3,443)        (14,797)          (4,115)       (17,112)

Cash flows from financing activities
 Cash dividends                                                      (987)              -             (857)              -
 Issuance of Common Stock                                              77               -              116               -
 Issuance of Common Stock of a subsidiary (Note 3)                      -             453                -           1,897
 Changes in short-term debt                                          (380)          2,406              176           4,890
 Proceeds from issuance of other debt                               1,150          12,313                0          11,239
 Principal payments on other debt                                    (606)         (8,042)            (651)         (7,051)
 Net financing activity with Automotive                                 -              (7)               -              (9)
 Other                                                                  0             (10)             (13)             29
                                                                ---------        --------        ---------        --------
     Net cash (used in)/provided by financing activities             (746)          7,113           (1,229)         10,995

Effect of exchange rate changes on cash                               (53)            (59)             (64)           (168)
Net transactions with Automotive/Financial Services                  (663)            663             (255)            255
                                                                ---------        --------        ---------        --------
     Net (decrease)/increase in cash and cash equivalents            (372)         (1,830)             749             (36)
                                                                ---------        --------        ---------        --------

CASH AND CASH EQUIVALENTS AT JUNE 30                              $ 3,206         $ 1,859          $ 6,499         $ 2,654
                                                                =========        ========        =========        ========

The accompanying notes are part of the financial statements.

<Page 11>             Ford Motor Company and Subsidiaries

                         NOTES TO FINANCIAL STATEMENTS

                                  (unaudited)

1. Financial Statements - The financial data presented herein are unaudited, but in the opinion of management reflect those adjustments necessary for a fair presentation of such information. Results for interim periods should not be considered indicative of results for a full year. Reference should be made to the financial statements contained in the registrant's Annual Report on Form 10-K (the "10-K Report") for the year ended December 31, 1996. For purposes hereof, "Ford" or the "Company" means Ford Motor Company and its majority owned subsidiaries unless the context requires otherwise. Certain amounts for prior periods have been reclassified to conform with 1997 presentations, including additional elimination of intercompany sales.

2. Selected Automotive costs and expenses are summarized as follows (in millions):

                      Second Quarter        First Half
                     ----------------     --------------
                      1997     1996        1997    1996
                     -------  -------     ------  ------
     Depreciation     $667     $643       $1,350  $1,279
     Amortization      719      686        1,506   1,450

3. Sale of The Hertz Corporation ("Hertz") Common Stock - During April 1997, Hertz completed an initial public offering ("IPO") of its common stock representing a 19.1% economic interest in Hertz. The Company recognized in second quarter earnings a non-operating gain of $269 million resulting from the IPO; the gain was not subject to income taxes.

4. Restructurings and Dispositions - The Company recorded a pre-tax charge in second quarter totaling $272 million ($169 million after taxes) reflecting actions that will be completed during 1997 and 1998. These include primarily the discontinuation of passenger car production at the Lorain Assembly Plant resulting in a write-down of surplus assets. The charge also included employee termination costs related to the elimination of a shift at the Halewood (England) Plant, and a loss on the sale of the Heavy Truck business.

5.   Automotive inventories are summarized as follows (in millions):

                                                   June 30,  December 31,
                                                     1997        1996
                                                   --------  ------------
     Raw materials, work in process and supplies   $2,986       $3,374
     Finished products                              3,150        3,282
                                                   -------      ------
       Total inventories                           $6,136       $6,656
                                                   =======      ======

     U.S. inventories                              $1,976       $2,280

6. Company-Obligated Mandatorily Redeemable Preferred Securities of a Subsidiary Trust - The sole asset of Ford Motor Company Capital Trust I (the "Trust"), which is the obligor on the Preferred Securities of such Trust, is $632 million principal amount of 9% Junior Subordinated Debentures due 2025 of Ford Motor Company.